3 TO 1 FUNDS:

3 to 1 Diversified Equity Fund

Supplement to the Prospectus dated December 21, 2007

Termination of Certain Subadvisers:

     Effective as of September 16, 2008, Envestnet Asset Management, Inc. (“Envestnet”), as investment adviser to the 3 to 1 Diversified Equity Fund (the “Equity Fund”), has terminated the subadvisory relationships with each of WB Capital Management, Inc., Hillman Capital Management, Inc. and Optique Capital Management, Inc. There are no changes to the subadvisory relationships for the 3 to 1 Strategic Income Fund. As a result of the changes to the Equity Fund’s subadvisory arrangements, all references in the prospectus to each of the terminated subadvisers (including the portfolio managers employed by them) are hereby deleted in their entirety. In addition, the third paragraph under the section “Management of the Funds – Subadvisers” on page 28 of the prospectus is hereby deleted and replaced with the following:

The Manager (not the Funds) pays the sub-advisers out of the management fee that it receives from each Fund. For the initial fiscal year, it is anticipated that the aggregate fees paid by the Manager to the Equity Fund’s sub-advisers will be equal to a weighted average 0.47% of the Equity Fund’s average daily net assets; and the aggregate sub-advisory fees for the Strategic Income Fund will be equal to a weighted average 0.3250% of the Strategic Income Fund’s average daily net assets.

     Envestnet is currently in the process of transitioning the portion of the Equity Fund’s assets managed by each of these terminated subadvisers, and ultimately expects to re-allocate these assets among the remaining subadvisers. During the interim period, Envestnet may manage these assets directly and make the related investment decisions.

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This Supplement supersedes and replaces prior supplements to the Prospectus dated December 21, 2007. You should read this Supplement in conjunction with the Prospectus, which provides the information a prospective investor should know about the Fund and should be retained for future reference. A Statement of Additional Information dated December 21, 2007 has been filed with the Securities and Exchange Commission and is incorporated herein by reference. You may obtain the Prospectus or Statement of Additional Information without charge by calling the Fund at (866)-616-4848.

Supplement dated September 16, 2008

3 TO 1 FUNDS:

3 to 1 Diversified Equity Fund

Supplement to the Statement of Additional Information dated December 21, 2007

Termination of Certain Subadvisers:

     Effective as of September 16, 2008, Envestnet Asset Management, Inc. (“Envestnet”), as investment adviser to the 3 to 1 Diversified Equity Fund (the “Equity Fund”), has terminated the subadvisory relationships with each of WB Capital Management, Inc., Hillman Capital Management, Inc. and Optique Capital Management, Inc. There are no changes to the subadvisory relationships for the 3 to 1 Strategic Income Fund. As a result of the changes to the Equity Fund’s subadvisory arrangements, all references in the Statement of Additional Information (“SAI”) to each of the terminated subadvisers (including all information relating to portfolio managers employed by each such entity) are hereby deleted in their entirety. In addition, the first paragraph under the section “Investment Management – Subadvisers and Portfolio Managers” on page 25 of the SAI is hereby deleted and replaced with the following:

The Manager, on behalf of the Funds, has entered into a Sub-advisory Agreement with each Subadviser described below, pursuant to which the Subadviser manages a portion of a Fund’s portfolio, and makes investment decisions for the assets it has been allocated to manage. The Manager oversees the Subadvisers’ compliance with each Fund’s investment objective, policies, strategies and restrictions. The Manager (not the Funds) pays the sub-advisers out of the management fee that it receives from each Fund. For the initial fiscal year, it is anticipated that the aggregate fees paid by the Manager to the Equity Fund’s sub-advisers will be equal to a weighted average 0.47% of the Equity Fund’s average daily net assets; and the aggregate sub-advisory fees for the Strategic Income Fund will be equal to a weighted average 0.3250% of the Strategic Income Fund’s average daily net assets.

     Envestnet is currently in the process of transitioning the portion of the Equity Fund’s assets managed by each of these terminated subadvisers, and ultimately expects to re-allocate these assets among the remaining subadvisers. During the interim period, Envestnet may manage these assets directly and make the related investment decisions.

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This Supplement supersedes and replaces prior supplements to the Statement of Additional Information dated December 21, 2007. Shareholders should read this Supplement in conjunction with the Statement of Additional Information, as well as the Fund’s prospectus. These documents provide information that you should know before investing, and should be retained for future reference. These documents are available upon request and without charge by calling Shareholder Services at (866)-616-4848.

Supplement dated September 16, 2008